Exhibit 10.6
                           STOCK PURCHASE AGREEMENT


      This STOCK PURCHASE AGREEMENT ("Agreement"), dated as of October 11, 2002, is by and between each of the Shareholders listed on Exhibit A hereto (collectively, the "Shareholders" and individually, a "Shareholder") and each of the Purchasers listed on Exhibit B hereto (collectively, the "Purchasers" and individually, a "Purchaser"). The Shareholders and Purchasers are sometimes hereinafter collectively referred to as the "Parties."

                                  WITNESSETH

      WHEREAS, each of the Shareholders owns that certain number of shares of common stock of DWC Installations, Inc., a Nevada corporation (the "Company"), listed next to his or its names on Exhibit A attached hereto and made a part hereof by this reference (the "Shares").

      WHEREAS, each of the Shareholders acting individually and not in concert has offered his, her or its Shares for sale to the several Purchasers.

      WHEREAS, each of the Shareholders desires to sell Shares for his, her or its own account and each of the Purchasers desires to purchase Shares for his or its own account, upon the terms and conditions set forth herein.

      WHEREAS, each of the Shareholders warrants that his, her or its Shares are freely tradable in the open market without restriction.

      WHEREAS, each of the Shareholders is not an officer, director or otherwise affiliated with the Company.

      NOW THEREFORE, in consideration of the promises and respective mutual agreements herein contained, it is agreed by and between the Parties hereto as follows:

                                   AGREEMENT

                                   ARTICLE
                        SALE AND PURCHASE OF THE SHARES

      1.1 Sale of the Shares. Upon execution of this Agreement, subject to the terms and conditions herein set forth, and on the basis of the representations, warranties and agreements herein contained, each of the Shareholders shall sell his, her or its Shares and each of the Purchasers shall purchase the Shares set forth next to his, her or its name.

      1.2 Escrow. Upon execution of this Agreement, the Shareholders shall deposit all certificates representing the Shares with stock powers executed and with Medallion Signature Guarantees with Oswald & Yap ("Escrow Agent"), or if appropriate shall otherwise transfer and convey Shares into accounts designated and controlled by Escrow Agent, pursuant to that certain Escrow Agreement among the Parties and the Escrow Agent of even date herewith. Escrow Agent shall be responsible for delivering such Shares to the Purchasers.

      1.3   Release of and Payment for the Shares.

      a. Each of the Shareholders will place his, her or its Shares into an account or accounts controlled by Escrow Agent as described below or will deliver certificates along with Medallion Signature Guarantees as referenced above, or other methods of signature guarantee acceptable to transfer agent. In the aggregate, such Shares amount to 1,118,500 Shares (the "Escrowed Shares"). The Escrowed Shares may be released by Escrow Agent to the Purchasers immediately upon execution of this Agreement.

      b. Purchasers shall have 90 days from the date that the Company's shares of common stock become quoted on the over-the-counter bulletin board system (the "Payment Date") to deposit into Escrow the total sum of $150,000. Upon receipt of $150,000 into Escrow, Escrow Agent shall release and deliver funds to the respective Shareholders or their designees as they so instruct Escrow Agent.

      c. In the event that Purchasers do not deposit the total sum of $150,000 into Escrow by the Payment Date, Purchasers shall return the Shares back to Escrow on a pro rata basis and Escrow Agent shall return the Shares to the respective Shareholders.

                                   ARTICLE 2
          REPRESENTATIONS AND COVENANTS OF SHAREHOLDER AND PURCHASERS

      2.1 Each of the Shareholders for himself, herself or itself alone hereby represents and warrants that:

      (a) The Shares owned by such Shareholder have been duly authorized by the appropriate corporate action of the Company and are validly outstanding and issued for lawful and proper consideration.

      (b) The Shares which he, she or it is selling and transferring are free and clear of all liens, security interests, pledges, encumbrances, charges, restrictions, demands and claims, of any kind and nature whatsoever, whether direct or indirect or contingent.

      (c) He, she or it shall promptly deliver to Escrow Agent a certificate or certificates representing the Shares subject to no liens, security interests, pledges, encumbrances, charges, restrictions, demands or claims in any other party whatsoever, with stock power(s) attached, duly executed with a Medallion Signature Guarantee sufficient to permit transfer of the Shares represented by the certificate(s) to Purchasers.

      (d) He, she or it is not now an officer, director or other affiliate of the Company, as that term is defined within the meaning of the federal securities laws.

      (e) He, she or it has no equitable or beneficial interest in the ownership of or proceeds from sales of the Shares owned by other Shareholders.

      (f) There are no "stop transfer" or similar instructions on file with the Company's transfer agent concerning the Shares of such Shareholder and, as to such Shareholder, his or its Shares may be freely traded in the over-the-counter markets.

      (g) He, she or it is acting alone for his, her or its own benefit in connection with the sale of his, her or its Shares under this Agreement.

                                   ARTICLE 3
                                 MISCELLANEOUS

      3.1 Entire Agreement. This Agreement along with the Escrow Agreement referenced herein sets forth the entire agreement and understanding of the Parties hereto with respect to the transactions contemplated hereby, and supersedes all prior agreements, arrangements and understandings related to the subject matter hereof. No understanding, promise, inducement, statement of intention, representation, warranty, covenant or condition, written or oral, express or implied, whether by statute or otherwise, has been made by any party hereto which is not embodied in this Agreement or the written statements, certificates, or other documents delivered pursuant hereto or in connection with the transactions contemplated hereby, and no Party hereto shall be bound by or liable for any alleged understanding, promise, inducement, statement, representation, warranty, covenant or condition not so set forth.

      3.2 Notices. Any notice, request, instruction, or other document required by the terms of this Agreement, or deemed by any of the Parties hereto to be desirable, to be given to any other Party hereto shall be in writing and shall be given by facsimile, personal delivery, overnight delivery, or mailed by registered or certified mail, postage prepaid, with return receipt requested, to the following addresses:

      To Shareholders:  At the address set forth below each name on Exhibit A
      			hereto

      To Purchasers:    At  the  address set forth below each name on Exhibit B
			hereto

      With Copy To:     OSWALD & YAP
                        16148 Sand Canyon Avenue
                        Irvine, CA  92618
                        Fax:  (949) 778-8980
                        Attn:  Lynne Bolduc, Esq.

The persons and addresses set forth above may be changed from time to time by a notice sent as aforesaid. If notice is given by facsimile, personal delivery, or overnight delivery in accordance with the provisions of this Section, said notice shall be conclusively deemed given at the time of such delivery. If notice is given by mail in accordance with the provisions of this Section, such notice shall be conclusively deemed given five (5) days after deposit thereof in the United States mail.

      3.3 Waiver and Amendment. Any term, provision, covenant, representation, warranty or condition of this Agreement may be waived, but only by a written instrument signed by the Party entitled to the benefits thereof. The failure or delay of any Party at any time or times to require performance of any provision hereof or to exercise its rights with respect to any provision hereof shall in no manner operate as a waiver of or affect such Party's right at a later time to enforce the same. No waiver by any Party of any condition, or of the breach of any term, provision, covenant, representation or warranty contained in this Agreement, in any one or more instances, shall be deemed to be or construed as a further or continuing waiver of any such condition or breach or waiver of any other condition or of the breach of any other term, provision, covenant, representation or warranty. No modification or amendment of this Agreement shall be valid and binding unless it be in writing and signed by all Parties hereto.

      3.4 Choice of Law. This Agreement and the rights of each Seller and of each Purchaser hereunder shall be governed by and construed in accordance with the laws of the State of California, including all matters of construction, validity, performance, and enforcement and without giving effect to the principles of conflict of laws.

      3.5 Jurisdiction. Each of the Sellers and each of the Purchasers submit to the jurisdiction of the Courts of the County of Orange, State of California or a Federal Court empaneled within the County of Orange, State of California for the resolution of all legal disputes arising under the terms of this Agreement.

      3.6   Counterparts.   This  Agreement  may  be  executed  in  one or more
counterparts, each of which shall be deemed an original, but all of which shall together constitute one and the same instrument.

      3.7 Attorneys' Fees. Except as otherwise provided herein, if a dispute should arise between the Parties hereto, including, but not limited to arbitration, the prevailing party shall be reimbursed by the non-prevailing party for all reasonable expenses incurred in resolving such dispute, including reasonable attorneys' fees exclusive of such amount of attorneys' fees as shall be a premium for result or for risk of loss under a contingency fee arrangement.

      3.8 Taxes. Any income taxes required to be paid in connection with the payments due hereunder, shall be borne by the Party required to make such payment. Any withholding taxes in the nature of a tax on income shall be deducted from payments due, and the Party required to withhold such tax shall furnish to the Party receiving such payment all documentation necessary to prove the proper amount to withhold of such taxes and to prove payment to the tax authority of such required withholding.
                              [SIGNATURE PAGE FOLLOWS]

          IN WITNESS WHEREOF, the Parties hereto have executed this Agreement, as of the date first written hereinabove.

"SHAREHOLDERS":

Hagit Bernstein, an Individual    Raphi Shram, an Individual

/s/ Hagit Bernstein               /s/ Raphi Shram
------------------------------    ----------------------------------


Naomi Shram, an Individual        Frederick Manlunas, an Individual

/s/ Naomi Shram                   /s/ Frederick Manlunas
------------------------------    ----------------------------------


Anna Marie Manlunas,an Individual Eyal Shrem, an Individual

/s/ Anna Marie Manlunas           /s/ Eyal Shrem
------------------------------    ----------------------------------


Maya Rubin, an Individual         Eileen Lee, an Individual

/s/ Maya Rubin                    /s/ Eileen Lee
------------------------------    ----------------------------------


Robert Lee, an Individual         Sherwin Escanuela, an Individual

/s/ Robert Lee                    /s/ Sherwin Escanuela
------------------------------    ----------------------------------


Samuel Utomo, an Individual       Asuncion Utomo, an Individual

/s/ Samuel Utomo                  /s/ Asuncion Utomo
------------------------------    ----------------------------------


Rachel Littaua, an Individual     Emmanuel Corpus, an Individual

/s/ Rachel Littaua                /s/ Emmanuel Corpus
------------------------------    ----------------------------------


Paul Hain, an Individual          Rose Zulueta, an Individual

/s/ Paul Hain                     /s/ Rose Zulueta
------------------------------    ----------------------------------


Raul Zulueta, an Individual       Lauro Reyes, an Individual

/s/ Raul Zulueta                  /s/ Lauro Reyes
------------------------------    ----------------------------------


Elizabeth Reyes, an Individual    Philip Pangilinan, an Individual

/s/ Elizabeth Reyes               /s/ Philip Pangilinan
------------------------------    ----------------------------------


Severino Oliva, an Individual     Ira Rimer, an Individual

/s/ Severino Oliva                /s/ Ira Rimer
------------------------------    ----------------------------------


William Nance, an Individual      Amnon Even, an Individual

/s/ William Nance                 /s/ Amnon Even
------------------------------    ----------------------------------


Ronald Brown, an Individual

/s/ Ronald Brown
------------------------------



"PURCHASERS":


Farzin Cigarchi, an Individual

/s/ Farzin Cigarchi
------------------------------


Larry Wheeler, an Individual

/s/ Larry Wheeler
------------------------------


Nasser Hamedani, an Individual

/s/ Nasser Hamedani
------------------------------


Reza Mizban, an Individual

/s/ Reza Mizban
------------------------------


Ronald Jones, an Individual

/s/ Ronald Jones
------------------------------


Soraiya Hamedani,an Individual

/s/ Soraiya Hamedani
------------------------------





                                   EXHIBIT A
      "SHAREHOLDERS"

Shareholder Name and Address  Number of Shares Subject to this Agreement
----------------------------  ------------------------------------------

Hagit Bernstein, an Individual            199,900
11270 Exposition Boulevard
Suite 64151
Los Angeles, CA 90064

Raphi Shram, an Individual                199,900
2364 Brookshire Lane
Los Angeles, CA 90077

Naomi Shram, an Individual                194,900
2364 Brookshire Lane
Los Angeles, CA 90077

Frederick Manlunas, an Individual         54,900
448 Nolan Avenue
Glendale, CA 91202

Anna Marie Manlunas, an Individual        54,900
448 Nolan Avenue
Glendale, CA 91202

Eyal Shrem, an Individual                 54,900
11270 Exposition Boulevard
Suite 64151
Los Angeles, CA 90064

Maya Rubin, an Individual                 54,900
15303 Ventura Boulevard
Suite 1510
Sherman Oaks, CA 91403

Eileen Lee, an Individual                 24,900
15303 Ventura Boulevard
Suite 1510
Sherman Oaks, CA 91403

Robert Lee, an Individual                 24,900
15303 Ventura Boulevard
Suite 1510
Sherman Oaks, CA 91403
Sherwin Escanuela, an Individual          24,900
15303 Ventura Boulevard
Suite 1510
Sherman Oaks, CA 91403

Samuel Utomo, an Individual               24,900
15303 Ventura Boulevard
Suite 1510
Sherman Oaks, CA 91403

Asuncion Utomo, an Individual             24,900
15303 Ventura Boulevard
Suite 1510
Sherman Oaks, CA 91403

Rachel Littaua, an Individual             24,900
15303 Ventura Boulevard
Suite 1510
Sherman Oaks, CA 91403

Emmanuel Corpus, an Individual            24,900
15303 Ventura Boulevard
Suite 1510
Sherman Oaks, CA 91403

Paul Hain , an Individual                 24,900
15303 Ventura Boulevard
Suite 1510
Sherman Oaks, CA 91403

Rose Zulueta, an Individual               24,900
15303 Ventura Boulevard
Suite 1510
Sherman Oaks, CA 91403

Raul Zulueta, an Individual               24,900
15303 Ventura Boulevard
Suite 1510
Sherman Oaks, CA 91403

Lauro Reyes, an Individual                24,900
15303 Ventura Boulevard
Suite 1510
Sherman Oaks, CA 91403

Elizabeth Reyes, an Individual            24,900
15303 Ventura Boulevard
Suite 1510
Sherman Oaks, CA 91403

Philip Pangilinan, an Individual            900
15303 Ventura Boulevard
Suite 1510
Sherman Oaks, CA 91403

Severino Oliva, an Individual               900
15303 Ventura Boulevard
Suite 1510
Sherman Oaks, CA 91403

Ira Rimer, an Individual                    900
15303 Ventura Boulevard
Suite 1510
Sherman Oaks, CA 91403

William Nance, an Individual                900
15303 Ventura Boulevard
Suite 1510
Sherman Oaks, CA 91403

William Nance, an Individual                900
15303 Ventura Boulevard
Suite 1510
Sherman Oaks, CA 91403

Ronald Brown, an Individual                 900
15303 Ventura Boulevard
Suite 1510
Sherman Oaks, CA 91403


   TOTAL SHARES TO BE SOLD            1,118,500 SHARES

                                   EXHIBIT B
      "PURCHASERS"

Purchaser Name and Address                      Number of Shares Purchased
--------------------------	  		--------------------------

Farzin Cigarchi, an Individual                        200,000
2932 Promontory Circle
San Ramon, CA  94583

Larry Wheeler, an Individual                          200,100
2667 East Waterford Avenue
Fresno, CA  93720-4629
Facsimile:  (559) 322-5421

Nasser Hamedani, an Individual                        219,201
4645 Kingswood Drive
Danville, CA  94506
Facsimile:  (925) 406-2366

Reza Mizban, an Individual                            210,000
28161 La Gallina
Laguna Niguel, CA  92677

Ronald Jones, an Individual                           205,000
11304 Valley Springs Drive
Oakdale, CA  95361

Soraiya Hamedani, an Individual                        84,199
225 Mt. Shasta Drive
San Rafael, CA  94903


       TOTAL SHARES TO BE PURCHASED                1,118,500 SHARES